SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 15, 2000
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                                   PSINet Inc.
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             (Exact name of registrant as specified in its charter)


         New York                      0-25812                  16-1353600
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(State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)


   44983 Knoll Square, Ashburn, Virginia                         20147
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  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (703) 726-4100
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          (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

         We previously reported in our Form 8-K dated March 22, 2000 that we had entered into an agreement and plan of merger (the "Merger Agreement") to acquire Metamor Worldwide, Inc. ("Metamor"). We also filed in our joint proxy statement/prospectus contained in our Registration Statement on Form S-4 dated May 12, 2000, No. 333-34802 (the "Joint Proxy Statement/Prospectus) unaudited pro forma condensed combined financial information for PSINet as of and for the year ended December 31, 1999.

         On June 15, 2000, we acquired Metamor. The aggregate consideration to be paid to Metamor stockholders consists of approximately 31,894,724 shares of PSINet common stock based on an aggregate of 35,438,583 shares of common stock of Metamor outstanding as of the effective time of the merger and an exchange ratio of 0.9 of a share of PSINet common stock for each share of Metamor common stock outstanding. In addition, we assumed approximately 4,973,611 options issued by Metamor which represent the right to acquire approximately 4,476,250 shares of PSINet common stock.

         In connection with the merger, we entered into a supplement to the indenture governing Metamor's outstanding 2.94% Convertible Subordinated Notes Due 2004 (the "Notes") with PSINet and The Bank of New York, as Trustee, providing, among other things, that the Notes are now convertible into PSINet common stock instead of Metamor common stock. The new conversion ratio for the Notes is 21.36573 shares of PSINet common stock per $1,000 principal amount at maturity, subject to further adjustment as provided in the indenture.

         This Form 8-K incorporates by reference audited financial statements of Metamor for the years ended December 31, 1997, 1998 and 1999 and unaudited financial statements of Metamor for the three months ended March 31, 2000 which are included in Metamor's Annual Report on Form 10-K for each of the years ended December 31, 1997, 1998 and 1999 and Metamor's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, respectively.

         Some of the information included in or incorporated by reference in this Form 8-K may contain forward-looking statements, such as information relating to the effects of acquisitions. Such statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or similar words, or by discussions of strategy that involve risks and uncertainties. Another form of forward-looking statement can be characterized by an assumption (using terminology such as "as if" or "gives effect to") that an event occurs at the beginning of a financial period presented, with a corresponding effect throughout the period, even though the event had actually occurred after the beginning of such period or has not yet actually occurred at all. Any such forward-looking statements may discuss our future expectations or contain projections of our results of operations or financial condition or expected benefits to us resulting from acquisitions or other transactions. We cannot assure you that the future results indicated, whether expressed or implied, will be achieved. For a discussion of the risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should read the "Risk Factors" section of our Joint Proxy Statement/Prospectus dated May 12, 2000 and our other reports and documents filed with the Securities and Exchange Commission.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(a)          Financial Statements of Businesses Acquired

             Financial statements of Metamor for the year ended December 31, 1999 are incorporated herein by reference to Item 8 of Metamor's Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 0-26970). Financial statements of Metamor for the three months ended March 31, 2000 are incorporated herein by reference to
             Item 1 of Metamor's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 (File No. 0-26970).

(b)          Pro Forma Financial Information

             Unaudited Pro Forma Condensed Consolidated Financial Information of PSINet relating to the Metamor acquisition will be filed by amendment not later than August 29, 2000.

(c)          Exhibits

                           Exhibit 23.1     Consent of Ernst & Young LLP.

                           Exhibit 99.1     Press Release dated June 16, 2000.

                           Exhibit 99.2 Financial Statements of Metamor Worldwide, Inc. for the year ended December 31, 1999.

                           Exhibit 99.3 Financial Statements of Metamor Wordwide, Inc. for the year ended December 31, 1998.

                           Exhibit 99.4 Financial Statements of Metamor Wordwide, Inc. for the year ended December 31, 1997.

                           Exhibit 99.5 Financial Statements of Metamor Worldwide, Inc. for the three months ended March 31, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:        June 15, 2000            PSINET INC.


                                       By:/s/Kathleen B. Horne
                                       ---------------------------------------
                                       Kathleen B. Horne
                                       Senior Vice President and
                                         General Counsel

                                  EXHIBIT INDEX

Exhibit
 Number         Exhibit Name                        Location

23.1   Consent of Ernst & Young LLP.                Filed herewith.

99.1   Press Release dated June 16, 2000            Filed herewith.

99.2   Financial Statements of Metamor              Incorporated by reference to
       Worldwide, Inc. for the year ended           Item 8 of Metamor Worldwide,
       December 31, 1999.                           Inc.'s Annual Report on Form
                                                    10-K for the year ended
                                                    December 31, 1999 (File No.
                                                    0-26970).

99.3   Financial Statements of Metamor              Incorporated by reference to
       Worldwide, Inc. for the year                 Item 8 of Metamor Worldwide,
       ended December 31, 1998.                     Inc.'s Annual Report on
                                                    Form 10-K for the year
                                                    ended December 31, 1998
                                                    (File No. 0-26970).

99.4   Financial Statements of Metamor              Incorporated by reference to
       Worldwide, Inc. for the year                 Item 8 of Metamor Worldwide,
       ended December 31, 1997.                     Inc.'s Annual Report on
                                                    Form 10-K for the year
                                                    ended December 31, 1997
                                                    (File No. 0-26970).

99.5   Financial Statements of Metamor              Incorporated by reference to
       Worldwide, Inc. for the three months         Item 1 of Metamor Worldwide,
       ended March 31, 2000.                        Inc.'s Quarterly Report on
                                                    Form 10-Q for the quarter
                                                    ended March 31, 2000 (File
                                                    No. 0-26970).